UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Coventry Health Care, Inc.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting of Coventry Health Care, Inc. to be Held on May 21, 2009.

COVENTRY HEALTH CARE, INC.
6705 ROCKLEDGE DRIVE
SUITE 900
BETHESDA, MD 20817

Meeting Information

Meeting Type:	Annual
FOR holders as of:	03/23/09

Date:	5/21/09 Time: 8:30 a.m., Eastern Time

Location:	The Fairmont, Washington DC 2401 M Street Washington, DC 20037

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Company’s proxy statement, annual report to stockholders, Form 10-K, and proxy card are available online at www.proxyvote.com or you can easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K PROXY CARD How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/07/09.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you need directions to the meeting, please contact The Fairmont, Washington DC at 202-429-2400.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

1.	ELECTION OF CLASS III DIRECTORS
Nominees:
01) Daniel N. Mendelson
02) Rodman W. Moorhead, III
03) Timothy T. Weglicki

2.	Proposal to approve the Company’s 2004 lncentive Plan, as amended and restated.

3.	Proposal to approve the use of certain performance goals in the Company’s 2004 lncentive Plan.

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2009.